BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated March 17, 2014

to the Fund’s Summary Prospectus dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section entitled “Performance Information” is supplemented as follows:

Effective immediately, the Fund’s performance benchmarks against which the Fund measures its performance are changed from the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index to solely the MSCI World Small and Mid-Cap Energy Index. Fund management believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2013, the average annual total returns for the MSCI World Small and Mid-Cap Energy Index were 15.61%, 19.09% and 13.45%, respectively.

Shareholders should retain this Supplement for future reference.

SPRO-GR-0314SUP